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                      SECURITIES EXCHANGE AND COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 23, 1999



                                URS Corporation
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


          1-7567                                        94-1381538
    (Commission File No.)                 (I.R.S. Employer Identification No.)


                       100 California Street, Suite 500,
                     San Francisco, California  94111-4529
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (415) 774-2700

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Item 2.   Acquisition or Disposition of Assets

On June 9, 1999, URS Corporation, a Delaware corporation ("URS"), through its wholly-owned subsidiary, Demeter Acquisition Corporation, a Delaware corporation (the "Purchaser") accepted for payment 17,858,895 shares of common stock, par value $.01 per share (the "Shares"), of Dames & Moore Group (the "Company"), that had been validly tendered and not withdrawn, including approximately 245,236 Shares tendered pursuant to notices of guaranteed delivery, pursuant to the Purchaser's tender offer for all outstanding Shares at a price of $16.00 per Share (the "Offer"). The Offer expired at 12:00 midnight, New York City time, on Tuesday, June 8, 1999. The Offer was made pursuant to an Offer to Purchase, dated as of May 11, 1999, as amended, and pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 5, 1999 among the Company, URS and the Purchaser. On June 23, 1999, pursuant to the Merger Agreement, Purchaser was merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of URS following the merger (the "Merger").

The Shares purchased pursuant to the Offer constituted approximately 96% of the issued and outstanding Shares. The remaining Shares, other than shares owned directly or indirectly by URS, Purchaser or the Company (and except for shares of Common Stock owned by any holder who properly demands appraisal rights) have been converted into the right to receive $16.00 in cash.

In accordance with the provisions of the Merger Agreement, effective upon payment for the Shares by the Purchaser, the following designees of Purchaser were appointed to the Company's Board of Directors: Kent P. Ainsworth, Martin M. Koffel, Joseph Masters and Jean-Yves Perez. In accordance with the terms of the Merger Agreement, Ursula M. Burns, Gary R. Krieger, George D. Leal, Michael R. Peevey, Harald Peipers and Arthur E. Williams resigned as Directors of the Company. Arthur C. Darrow, Robert F. Clarke and A. Ewan Macdonald will remain on the Board of Directors of the Company through the Merger.

The total purchase price paid by Purchaser in connection with the Offer was provided through the issuance by URS of $100 million of Series A and Series C Preferred Stock to RCBA Strategic Partners, L.P., the issuance by URS of $200 milion of senior subordinated increasing rate notes pursuant to a bridge financing facility provided by Morgan Stanley Senior Funding, Inc., and borrowings of up to $450 million of the $550 million available under a senior secured credit facility between URS, certain guarantors, including the Company, and Wells Fargo Bank, National Association, as administrative agent, which includes three term loan facilities in the aggregate amount of $450 million and a revolving credit facility in the amount of $100 million. The term loan facilities consist of a $250 million tranche ("Term Loan A"), a $100 million tranche ("Term Loan B") and another $100 million tranche ("Term Loan C"). Term Loan A matures six years from the funding date; Term Loan B matures seven years from the funding date; Term Loan C matures eight years from the funding date; and the revolving credit facility matures six years from the funding date.

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The revolving credit facility will be used for URS' working capital requirements and for general corporate purposes and to pay for any appraisal rights that dissenting stockholders may have.

The term loans each bear interest, at URS' option, at a rate per annum equal to either (1) the Base Rate or (2) LIBOR, in each case plus an applicable margin. The revolving credit facility bears interest, at URS' option, at a rate per annum equal to either (a) the Base Rate, (b) LIBOR or (c) the Adjusted Sterling Rate, in each case plus an applicable margin. The applicable margin adjusts according to a performance pricing grid based on a ratio of Consolidated Total Funded Debt to Consolidated EBITDA (as defined in the credit facility). The "Base Rate" is defined as the higher of (1) Wells Fargo Bank, National Association's Prime Rate and (2) the Federal Funds Rate plus 0.50%. "LIBOR" is defined as the offered quotation that first class banks in the London interbank market offer to Wells Fargo Bank, National Association for dollar deposits, as adjusted for reserve requirements. The "Adjusted Sterling Rate" is defined as the rate per annum displayed by Reuters at which Sterling is offered to Wells Fargo Bank, National Association in the London interbank market as determined by the British Bankers' Association.

On June 23, 1999, URS issued Senior Subordinated Notes in the aggregate principal amount of $200 million. The Notes were placed by Morgan Stanley & Co. Incorporated, bear interest at the rate of 12.25% and are due in 2009. URS used the proceeds of the Notes to repay the existing $200 million of senior subordinated increasing rate notes that were issued on June 9, 1999 pursuant to the bridge facility provided by Morgan Stanley Senior Funding, Inc. URS has 210 days to complete an exchange offer for the Notes under an effective registration statement or to register resales of the Notes under the Securities Act of 1933. If URS does not complete the exchange offer within this time period, the annual interest rate on the Notes will increase by 0.5% until the Notes are generally freely transferable.

The press release issued by URS with respect to the Merger is filed as Exhibit
99.2 to this Form 8K.

Item 7.   Financial Statements and Exhibits

     (a) Financial Statements of Dames & Moore Group (filed as Exhibit 99.2 to URS' Current Report on Form 8-K, dated May 11, 1999, and incorporated herein by reference).

     (b) Unaudited Pro Forma Combined Financial Information of URS and Dames & Moore (filed as Exhibit 99.1 to URS' Current Report on Form 8-K/A, dated June 22, 1999, and incorporated herein by reference).

     (c)  Exhibit Number      Exhibit

          2.1 Agreement and Plan of Merger, dated May 5, 1999, by and among Dames & Moore Group, URS Corporation and Demeter Acquisition Corporation (filed as
                              Exhibit 2.1 to URS' Current Form 8-K, dated May 7, 1999, and incorporated herein by reference).

          2.2 Credit Agreement, dated June 9, 1999, by and between Wells Fargo Bank, N.A. and URS Corporation (filed as Exhibit 2.2 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

          2.3 Note Purchase Agreement, dated June 9, 1999, by and between Morgan Stanley Senior Funding, Inc. and URS Corporation (filed as Exhibit 2.3 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

          2.4 Securities Purchase Agreement, dated May 5, 1999, by and between RCBA Strategic Partners, L.P. and URS Corporation (filed as Exhibit 2.4 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

          2.5 Indenture, dated June 23, 1999, by and between Firstar Bank of Minnesota, N.A. and URS Corporation.

          2.6 Registration Rights Agreement, dated June 23, 1999, by and between Morgan Stanley & Co. Incorporated and URS Corporation.

          2.7 Placement Agreement, dated June 18, 1999, by and between Morgan Stanley & Co. Incorporated and URS Corporation.

         23.1                 Consent of Independent Auditors, dated
                              July 1, 1999

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          99.1                Press Release, dated June 9, 1999 (filed as
                              Exhibit (a)(12) to URS' Schedule 14D-1 dated May 11, 1999, as amended, and incorporated herein by reference).

          99.2                Press Release, dated June 24, 1999.

          99.3                Financial Statements of Dames & Moore Group.
                              (Filed as exhibit 99.2 to URS' Current Report on Form 8-K, dated June 11, 1999, and incorporated herein by reference).

                              Independent Auditors' Report.

                              Consolidated Statements of Financial Position as of March 26, 1999 and March 27, 1998.

                              Consolidated Statements of Operations for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

                              Consolidated Statements of Changes in
                              Shareholders' Equity for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

                              Consolidated Statements of Cash Flows for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

                              Notes to Consolidated Financial Statements.

                              Supplementary Financial Information--Selected
                              Quarterly Financial Data (unaudited).

                              Schedule II--Valuation and Qualifying Accounts.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   URS Corporation

Dated:  July 1, 1999         By:  /s/ Kent P. Ainsworth
                                   ---------------------
                                   Kent P. Ainsworth
                                   Executive Vice President
                                   Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX


Exhibit
Number    Description
------    -----------

2.1 Agreement and Plan of Merger, dated May 5, 1999, by and among Dames & Moore Group, URS Corporation and Demeter Acquisition Corporation (filed as Exhibit 2.1 to URS' Current Form 8-K, dated May 7, 1999, and incorporated herein by reference).

2.2 Credit Agreement, dated June 9, 1999, by and between Wells Fargo Bank, N.A. and URS Corporation (filed as Exhibit 2.2 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

2.3 Note Purchase Agreement, dated June 9, 1999, by and between Morgan Stanley Senior Funding, Inc. and URS Corporation (filed as Exhibit 2.3 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

2.4 Securities Purchase Agreement, dated May 5, 1999, by and between RCBA Strategic Partners, L.P. and URS Corporation (filed as Exhibit 2.4 to URS' Current Form 8-K, dated June 11, 1999, and incorporated herein by reference).

2.5 Indenture, dated June 23, 1999, by and between Firstar Bank of Minnesota, N.A. and URS Corporation.

2.6 Registration Rights Agreement, dated June 23, 1999, by and between Morgan Stanley & Co. Incorporated and URS Corporation.

2.7 Placement Agreement, dated June 18, 1999, by and between Morgan Stanley & Co. Incorporated and URS Corporation.

23.1      Consent of Independent Auditors, dated July 1, 1999.

99.1      Press Release, dated June 9, 1999 (filed as Exhibit (a)(12) to URS'
          Schedule 14D-1 dated May 11, 1999, as amended, and incorporated herein by reference).

99.2      Press Release, dated June 24, 1999.

99.3 Financial Statements of Dames & Moore Group. (Filed as exhibit 99.2 to URS' Current Report on Form 8-K, dated June 11, 1999, and incorporated herein by reference).

          Independent Auditors' Report.

          Consolidated Statements of Financial Position as of March 26, 1999 and
           March 27, 1998.

          Consolidated Statements of Operations for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

          Consolidated Statements of Changes in Shareholders' Equity for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

          Consolidated Statements of Cash Flows for the years ended March 26,
           1999, March 27, 1998 and March 28, 1997.

          Notes to Consolidated Financial Statements.

          Supplementary Financial Information--Selected Quarterly Financial Data
           (unaudited).

          Schedule II--Valuation and Qualifying Accounts.


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